Exhibit 99.(p)

1 Organizational Chart of Dai-ichi Life Holdings, Inc., as of September 30, 2022 Corporation3 7 Ltd. Superannuation 2 (Australia) (Singapore) Solutions 1 2 3 4 • DAI-ICHI SEIMEI CARD SERVICE Co., LTD. – 9.58% 5 Dai-ichi Life Holdings, Inc. as follows: Management 6 (Vietnam) 7 The voting rights pertaining to O.M. Building Management Inc. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: • The Dai-ichi Life Insurance Company, Limited – 10%. As such, the Dai-ichi group owns 50% of the voting rights pertaining to O.M. Building Management Inc. Effissimo Capital Management Pte Ltd. (“Effissimo”) and Effissimo’s controlling persons Takashi Kousaka, Hisaaki Sato, and Yoichiro Imai are considered by the New York State Department of Financial Services, for New York insurance regulatory purposes only, to be controlling persons of MONY Life Insurance Company and Protective Life and Annuity Insurance Company. Based on the Statement of Changes to Large-Volume Holdings available on the Electronic Disclosure for Investors’ Network (EDINET) as of October 6, 2022, Effissimo, a non-affiliated asset management company, may be deemed the beneficial owner of 8.99% of the common stock of Dai-ichi Life Holdings, Inc. 1 * Dai-ichi Life Holdings, Inc.* (Japan) (Ultimate Controlling Person) 99.998% 70% 85.5% Dai-ichi Life International Holdings LLC (Japan) Dai-ichi Life Realty Asset Management 5 Co, Ltd. (Japan) SOHGO HOUSING CO., Ltd. 6 (Japan) Dai-ichi Life Insurance 2 (Cambodia) PLC. (Cambodia) QOLead, Ltd. (Japan) Dai-ichi Life International Limited (Japan) DLI North America Inc. (USA) The Dai-ichi Life Insurance 2 Company, Limited (Japan) THE DAI-ICHI BUILDING CO., LTD. (Japan) Protective Life (USA) 40% 36.84% 24% 45.94% 10.45% Vertex Investment Solutions, Inc. (Japan) O.M. Building Management Inc. (Japan) PT Panin Internasional (Indonesia) OCEAN LIFE INSURANCE PUBLIC COMPANY 2 (Thailand) TAL Dai-ichi Life Australia Pty Limited (Australia) Star Union Dai-ichi Life Insurance Company Limited 2 (India) YuLife Holdings (United Kingdom) Dai-ichi Life International (Europe) Limited (UK) The Neo First Life Insurance Company, Limited 2 (Japan) TAL Dai-ichi Life Group Pty Limited (Australia) TAL Services Limited (Australia) Affinia Financial Advisers Limited (Australia) TAL Australia Distribution Limited (Australia) National Financial Solutions Pty Limited (Australia) Lifebroker Pty Limited (Australia) TAL Life Limited (Australia) Asteron Life & Limited2 TAL Distribution Holdings Limited (Australia) TAL Life Insurance Services Limited (Australia) 51.25% The Dai-ichi Life Research Institute Inc.4 (Japan) DLI Asia Pacific Pte. Ltd. Lifebroker NZ Limited (New Zealand) TAL Superannuation Limited (Australia) InsuranceLine Limited (New Zealand) International Life Proprietary Limited (South Africa) 49% Dai-ichi Life Reinsurance Bermuda Ltd. (Bermuda) The Dai-ichi Frontier Life 2 Insurance Co., Ltd. (Japan) Asset Management (Japan) One Co., Ltd. Except as otherwise indicated, chart does not reflect less than 50% ownership interests Insurance company Pages 3-6 contain a list of Protective Life Corporation’s subsidiaries The voting rights pertaining to The Dai-ichi Life Research Institute Inc. are split among other affiliates of Dai-ichi Life Holdings, Inc. as follows: • THE DAI-ICHI BUILDING CO., LTD. – 26.25% Dai-ichi Life Insurance Company of Vietnam, Limited 2 (Vietnam) • NIHON BUSSAN CO., LTD. – 8.75% • The Dai-ichi Life Information Systems Co., Ltd. – 4.17% As such, the Dai-ichi group owns 100% of the voting rights pertaining to The Dai-ichi Life Research Institute Inc. The voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd. are split among other affiliates of • SOHGO HOUSING CO., Ltd. – 30%. As such, the Dai-ichi group owns 100% of the voting rights pertaining to Dai-ichi Life Realty Asset Management Co., Ltd. The voting rights pertaining to SOHGO HOUSING CO., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: • The Dai-ichi Building Co., Ltd. – 14.5%. As such, the Dai-ichi group owns 100% of the voting rights pertaining to SOGHO HOUSING CO., Ltd. Dai-ichi Life Vietnam Fund Company Limited TAL Direct Pty Ltd. (Australia)

Organizational Chart of Dai-ichi Life Holdings, Inc., as of September 30, 2022 68% (Japan) 32 (Myanmar) 1 The voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: • THE DAI-ICHI BUILDING CO., LTD. – 11.57% • NIHON BUSSAN CO., LTD. – 20% • SOHGO HOUSING CO., Ltd. – 10% • The Dai-ichi Life Information Systems Co., Ltd. – 3.33% As such, the Dai-ichi group owns 95% of the voting rights pertaining to DAI-ICHI SEIMEI CARD SERVICE Co., LTD. 2 The voting rights pertaining to Corporate-pension Business Service Co., Ltd. are split among the other affiliates of Dai-ichi Life Holdings, Inc. as follows: • The Dai-ichi Life Information Systems Co., Ltd. – 1% As such, the Dai-ichi group owns 50% of the voting rights pertaining to Corporate-pension Business Service Co., Ltd. 2 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) The Dai-ichi Life Insurance Company, Limited (Japan) 100% 100% 100% 100% 100% Asset Guardian Company, Limited (Japan) A.F. BUILDING MANAGEMENT CO., LTD. (Japan) Dai-ichi Life Business Service Co., Ltd. (Japan) The Dai-ichi Life Information Systems Co., Ltd. (Japan) Alpha Consulting Co., Ltd. 100% 50.1% 49% 100% Dai-ichi Life Challenged Co., Ltd. (Japan) 1 DAI-ICHI SEIMEI CARD SERVICE Co., LTD. (Japan) Dai-ichi Smart Small-amount and Short-term Insurance Company, Limited (Japan) Corporate-pension Business Service Co., Ltd. (Japan) Dai-ichi Life Insurance Myanmar Ltd.

Organizational Chart of Dai-ichi Life Holdings, Inc., as of September 30, 2022 Protective Life and Annuity Insurance Company (AL) PLC owns 100% of non-voting preferred stock TIN 63-0761690 PLICO owns 100% of stock NAIC 60234 1 insurance company 2 captive insurance company 3 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 West Coast Life Insurance Company1 (NE) PLICO owns 100% of stock TIN 94-0971150 NAIC 70335 MONY Life Insurance Company1 (NY) PLICO owns 100% of stock TIN 13-1632487 NAIC 66370 1 (commercially domiciled – NY) PLICO owns 100% of voting stock NAIC 88536 Protective Finance Corporation (DE) PLICO owns 100% of stock TIN 51-0372969 Protective Finance Corporation II (DE) PLICO owns 100% of stock TIN 63-1187532 Protective Finance Corporation IV (DE) PLICO owns 100% of stock TIN 30-0559075 Golden Gate Captive Insurance Company2 (VT) TIN 63-1191165

Organizational Chart of Dai-ichi Life Holdings, Inc., as of September 30, 2022 Concourse Financial Group Securities, Inc. (AL) PLC owns 100% of stock (Bermuda) TIN 98-1512479 PLC owns 100% of stock Warranty Topco, Inc. owns 100% of stock (Turks & Caicos) TIN 98-0159153 1 2 registered investment adviser Florida specialty insurer 4 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Protective Life Corporation (DE) TIN 95-2492236 Investment Distributors, Inc. (TN) PLC owns 100% of stock TIN 63-1100710 1 (formerly ProEquities, Inc.) TIN 63-0879387 Protective Real Estate Holdings, Inc. (DE) PLC owns 100% of stock TIN 52-1985171 Protective Life Reinsurance Bermuda Ltd. PLC owns 100% of stock Concourse Financial Group Agency, Inc. (AL) (formerly First Protective Insurance Group, Inc.) PLC owns 100% of stock TIN 63-0846761 Warranty Topco, Inc. (DE) TIN 26-3854933 Empower Financial Resources, Inc. (DE) (formerly Financial Leadership Alliance, Inc.) PLC owns 100% of stock TIN 46-5331907 Interstate National Corporation (DE) TIN 20-4197367 D.R.G., Inc. d/b/a Payment Insured Plan (OR) Interstate National Corporation owns 100% of stock TIN 93-1160837 National Warranty Corp. (OR) Interstate National Corporation owns 100% of stock TIN 93-1198148 Interstate National Dealer Services, Inc. (DE) Interstate National Corporation owns 100% of stock TIN 11-3078398 PIPCO Reinsurance Company, Ltd. Interstate National Corporation owns 100% of stock Interstate Administrative Services, Inc. (DE) INDS owns 100% of stock TIN 20-1549705 Interstate National Dealer Services of Florida, Inc.2 (FL) INDS owns 100% of stock TIN 11-3284019 LASAS Technologies, Inc. d/b/a RPM One (FL) INDS owns 100% of stock TIN 65-0868022 Warranty Direct, Inc. (DE) INDS owns 100% of stock TIN 11-3272124

Organizational Chart of Dai-ichi Life Holdings, Inc., as of September 30, 2022 Corporation (MN) TIN 41-1368934 New World Warranty Corp. (FL) TIN 20-8639268 Services De Gestion Lyndon-DFS, Inc. (CANADA) of Florida2 (FL) 5 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 Chesterfield International Reinsurance Limited (Nevis) PLC owns 100% of stock TIN 98-0458684 Dealer Services Reinsurance, Ltd. (Bermuda) PLC owns 100% of stock TIN 98-0199455 First Protection PLC owns 100% of stock USWC Holding Company (USWC) (FL) PLICO owns 100% of stock TIN 20-8645816 Protective Property & Casualty Insurance Company 1 (MO) PLICO owns 100% of stock TIN 43-1139865 NAIC 35769 Western Diversified Services, Inc. (IL) PLICO owns 100% of stock TIN 36-2600350 2 The Advantage Warranty Corporation (FL) WDS owns 100% of stock TIN 36-3445516 Asset Protection Financial, Inc. (MO) (formerly Lyndon Financial Corporation) PPCIC owns 100% of stock TIN 43-1819865 2 United States Warranty Corp. (FL) USWC owns 100% of stock TIN 59-1651866 2 USWC owns 100% of stock Protective Asset Protection, Inc. (MO) (formerly Lyndon Insurance Group, Inc.) PLICO owns 100% of stock TIN 43-1802403 USWC Installment Program, Inc. (FL) USWC owns 100% of stock TIN 20-8646196 New World Re3 (NV) USWC owns 100% of stock TIN 20-1654390 Warranty Business Services Corporation (MO) PAP owns 100% of stock TIN 43-1142677 Western General Dealer Services, Inc. (CA) PAP owns 100% of stock TIN 47-0939814 Protective Administrative Services, Inc. (MO) PAP owns 100% of stock TIN 43-1724227 Western General Warranty Corporation2 (FL) PAP owns 100% of stock TIN 59-3126230 First Protection Company (MN) PAP owns 100% of stock TIN 41-1703034 Lyndon-DFS Administrative Services, Inc./ PAP owns 100% of common stock 1 insurance company 2 specialty insurer 3 captive insurance company First Protection Corporation FPC owns 100% of stock TIN 41-1637611

Organizational Chart of Dai-ichi Life Holdings, Inc., as of September 30, 2022 PLICO owns 100% of stock 1 insurance company 6 Dai-ichi Life Holdings, Inc. (Japan) (Ultimate Controlling Person) Protective Life Corporation (DE) TIN 95-2492236 Protective Life Insurance Company1 (TN) PLC owns 100% of stock TIN 63-0169720 NAIC 68136 Atlas Peak Insurance Company, Ltd. (Turks & Caicos) PLICO owns 100% of stock TIN 98-0137725 A.U.L. Corp. (NV) TIN 68-0300949 Wisconsin A.U.L., Inc. (CA) A.U.L. Corp. owns 100% of stock TIN 68-0440623 AUL Insurance Agency, Inc. (CA) A.U.L. Corp. owns 100% of stock TIN 68-0406407